Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Shareholders’ Equity
The company’s Certificate of Incorporation authorizes 20 million shares of preferred stock and 150 million shares of common stock. Warrants representing the right to purchase 13.3 million shares of common stock at $19.23 per share were issued in 2002 and expired in March 2009.
At December 31, 2011, shares of common stock were reserved for the following purposes:

Issuance upon conversion of the Convertible Notes (see Note 10)	11.8 million
Issuance upon exercise of stock options and other stock awards (see Note 16)	3.9 million
The company’s shareholders’ equity includes “Accumulated other comprehensive income (loss)” at December 31, 2011 comprised of unrealized gains on derivatives of $18 million, unrealized translation gains of less than $1 million, a decrease in the fair value of an available-for-sale investment of less than $1 million and unrecognized prior service costs and actuarial losses of $25 million. The balance of “Accumulated other comprehensive income (loss)” at December 31, 2010 included unrealized gains on derivatives of $24 million, unrealized translation losses of less than $1 million, a decrease in the fair value of an available-for-sale investment of less than $1 million and unrecognized prior service costs and actuarial losses of $22 million.
In September 2006, the board of directors suspended the payment of dividends. Any future payments of dividends would require approval of the board of directors. See Note 10 for a further description of limitations under the company’s Senior Notes and Credit Facility on its ability to pay dividends.